UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 19, 2005
                                                 --------------

                         FRONTIER FINANCIAL CORPORATION
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Washington                   000-15540                 91-1223535
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(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)


               332 SW Everett Mall Way, Everett, Washington 98204
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (425) 514-0700
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   -----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  ELECTION OF DIRECTOR

           On May 19, 2005, the Corporation announced the election of Mr. Mark
           O. Zenger as a Director of the Corporation at a regular meeting of the Board of Directors held on May 18, 2005. Mr. Zenger will serve on the Audit Committee of the Corporation as a financial expert and will be named to other committees as appropriate. A copy of the press release is attached as Exhibit 99.


Exhibit No.          Description
-----------          -----------

    99               Press release dated May 19, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2005

                                           FRONTIER FINANCIAL CORPORATION

                                              By: /s/ Michael J. Clementz
                                                  -----------------------
                                                      Michael J. Clementz
                                              Its:    President & CEO